I N T E R M E D I A T E B O N D F U N D O F A M E R I C A
             333 South Hope Street, Los Angeles, California 90071
                 Telephone (213) 486-9200  Fax (213) 486-9455


Intermediate Bond Fund of America

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                           (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $121,428
------------------ --------------------------------
------------------ --------------------------------
Class B            $7,934
------------------ --------------------------------
------------------ --------------------------------
Class C            $8,243
------------------ --------------------------------
------------------ --------------------------------
Class F            $5,258
------------------ --------------------------------
------------------ --------------------------------
Total              $142,863
------------------ --------------------------------
------------------ --------------------------------
Class 529-A        $1,124
------------------ --------------------------------
------------------ --------------------------------
Class 529-B        $226
------------------ --------------------------------
------------------ --------------------------------
Class 529-C        $593
------------------ --------------------------------
------------------ --------------------------------
Class 529-E        $63
------------------ --------------------------------
------------------ --------------------------------
Class 529-F        $40
------------------ --------------------------------
------------------ --------------------------------
Class R-1          $17
------------------ --------------------------------
------------------ --------------------------------
Class R-2          $398
------------------ --------------------------------
------------------ --------------------------------
Class R-3          $482
------------------ --------------------------------
------------------ --------------------------------
Class R-4          $92
------------------ --------------------------------
------------------ --------------------------------
Class R-5          $1352
------------------ --------------------------------
------------------ --------------------------------
Total              $4,387
------------------ --------------------------------

Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.4371
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.3394
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.3264
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.4332
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-A          $0.4247
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-B          $0.3134
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-C          $0.3149
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-E          $0.3856
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-F          $0.3965
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1            $0.3274
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2            $0.3323
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            $0.3843
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            $0.4326
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.4780
-------------------- -------------------------------------------









Item 74U1 and 74U2
------------------
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                            (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            289,856
------------------ ----------------------------------
------------------ ----------------------------------
Class B            27,859
------------------ ----------------------------------
------------------ ----------------------------------
Class C            31,568
------------------ ----------------------------------
------------------ ----------------------------------
Class F            16,222
------------------ ----------------------------------
------------------ ----------------------------------
Total              365,505
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-A        4,020
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-B        1,148
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-C        2,931
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-E        230
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-F        211
------------------ ----------------------------------
------------------ ----------------------------------
Class R-1          117
------------------ ----------------------------------
------------------ ----------------------------------
Class R-2          2,920
------------------ ----------------------------------
------------------ ----------------------------------
Class R-3          2,719
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4          387
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          3,283
------------------ ----------------------------------
------------------ ----------------------------------
Total              17,966
------------------ ----------------------------------

Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                            Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $13.74
----------------------- -------------------------
----------------------- -------------------------
Class B                 $13.74
----------------------- -------------------------
----------------------- -------------------------
Class C                 $13.74
----------------------- -------------------------
----------------------- -------------------------
Class F                 $13.74
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             $13.74
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             $13.74
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             $13.74
----------------------- -------------------------
----------------------- -------------------------
Class 529-E             $13.74
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             $13.74
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $13.74
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $13.74
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $13.74
----------------------- -------------------------
----------------------- -------------------------
Class R-4               $13.74
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $13.74
----------------------- -------------------------